UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23199

First Trust High Yield Opportunities 2027 Term Fund
(Exact name of registrant as specified in charter)

120 East Liberty Drive
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive
Wheaton, IL 60187
(Name and address of agent for service)

Registrant's telephone number, including area code: 630-765-8000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	Following is a copy of the semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Act.

First Trust
High Yield Opportunities 2027 Term Fund (FTHY)

Semi-Annual Report
For the Six Months Ended
November 30, 2024

Table of Contents
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Semi-Annual Report
November 30, 2024
Performance and Risk Disclosure
There is no assurance that First Trust High Yield Opportunities 2027 Term Fund (the “Fund”) will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Principal Risks” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Fund’s advisor, may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data that provides insight into the Fund’s performance and investment approach.
The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
“AT A GLANCE”
As of November 30, 2024 (Unaudited)

Fund Statistics
Symbol on New York Stock Exchange	FTHY
Common Share Price	$14.92
Common Share Net Asset Value (“NAV”)	$15.42
Premium (Discount) to NAV	(3.24)%
Net Assets Applicable to Common Shares	$567,182,903
Current Distribution per Common Share(1)	$0.1250
Current Annualized Distribution per Common Share	$1.5000
Current Distribution Rate on Common Share Price(2)	10.05%
Current Distribution Rate on NAV(2)	9.73%
Common Share Price & NAV (weekly closing price)

Performance
Average Annual Total Returns
	6 Months Ended 11/30/24	1 Year Ended 11/30/24	Inception (6/25/20) to 11/30/24
Fund Performance(3)
NAV	6.13%	10.14%	3.54%
Market Value	11.50%	22.34%	2.77%
Index Performance
ICE BofA US High Yield Constrained Index	6.90%	12.66%	5.75%

(1)
Most recent distribution paid through November 30, 2024. Subject to change in the future.
(2)
Distribution rates are calculated by annualizing the most recent distribution paid through the report date and then dividing by Common Share Price or NAV, as applicable, as of November 30, 2024. Subject to change in the future.
(3)
Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
“AT A GLANCE” (Continued)
As of November 30, 2024 (Unaudited)

Credit Quality (S&P Global Ratings)(4)	% of Total Investments
BBB	0.6%
BBB-	6.3
BB+	7.4
BB	13.8
BB-	13.4
B+	11.4
B	16.7
B-	12.3
CCC+	11.8
CCC	2.5
CCC-	1.0
CC	0.9
Not Rated	1.8
Money Market Funds	0.1
Total	100.0%

Top 10 Issuers	% of Total Investments
SS&C Technologies, Inc.	3.4%
Open Text Corp.	3.0
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer	2.5
Go Daddy Operating Co. LLC / GD Finance Co., Inc.	2.2
Select Medical Corp.	2.1
Medline Borrower, L.P.	2.0
Sinclair Television Group, Inc.	2.0
Graham Packaging Co., Inc.	1.9
Hub International Ltd.	1.9
1011778 BC UCC / New Red Finance, Inc.	1.8
Total	22.8%

Industry Classification	% of Total Investments
Software	15.1%
Insurance	12.8
Media	8.8
Containers & Packaging	8.4
IT Services	6.2
Commercial Services & Supplies	5.5
Hotels, Restaurants & Leisure	5.0
Health Care Providers & Services	4.6
Food Products	3.1
Trading Companies & Distributors	3.0
Health Care Technology	2.6
Diversified Telecommunication Services	2.2
Professional Services	2.2
Life Sciences Tools & Services	2.0
Health Care Equipment & Supplies	2.0
Building Products	1.5
Consumer Staples Distribution & Retail	1.4
Aerospace & Defense	1.3
Diversified Consumer Services	1.3
Automobile Components	1.2
Household Products	1.1
Consumer Finance	0.8
Specialty Retail	0.8
Machinery	0.8
Construction Materials	0.7
Pharmaceuticals	0.6
Automobiles	0.5
Construction & Engineering	0.5
Chemicals	0.5
Independent Power & Renewable Electricity Producers	0.5
Ground Transportation	0.4
Electronic Equipment, Instruments & Components	0.4
Electric Utilities	0.3
Capital Markets	0.3
Leisure Products	0.3
Interactive Media & Services	0.3
Real Estate Management & Development	0.3
Personal Care Products	0.2
Industrial Conglomerates	0.2
Oil, Gas & Consumable Fuels	0.1
Money Market Funds	0.1
Financial Services	0.1
Entertainment	0.0*
Electrical Equipment	0.0*
Total	100.0%
* Amount is less than 0.1%.

(4)
The ratings are by S&P Global Ratings except where otherwise indicated. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations except for those debt obligations that are only privately rated. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

Portfolio Management
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Semi-Annual Report
November 30, 2024 (Unaudited)
Advisor
The First Trust Advisors L.P. (“First Trust”) Leveraged Finance Team is comprised of 17 experienced investment professionals specializing in below investment grade securities. The team is comprised of portfolio management, research, trading and operations personnel. As of November 30, 2024, the First Trust Leveraged Finance Team managed or supervised approximately $6.6 billion in senior secured bank loans and high yield bonds. These assets are managed across various strategies, including two closed-end funds, an open-end fund, and five exchange-traded funds on behalf of retail and institutional clients.
Portfolio Management Team
William Housey, CFA – Managing Director of Fixed Income, Senior Portfolio Manager
Jeffrey Scott, CFA – Senior Vice President, Portfolio Manager

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments
November 30, 2024 (Unaudited)

Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (a) – 93.3%
	Aerospace & Defense – 1.7%
$316,000	Amentum Escrow Corp. (b)	7.25%	08/01/32	$324,811
158,000	Booz Allen Hamilton, Inc. (b)	3.88%	09/01/28	151,377
4,311,000	TransDigm, Inc. (b)	6.75%	08/15/28	4,402,432
1,552,000	TransDigm, Inc. (b)	6.38%	03/01/29	1,579,232
2,281,000	TransDigm, Inc. (b)	6.63%	03/01/32	2,339,254
754,000	TransDigm, Inc. (b)	6.00%	01/15/33	754,581
				9,551,687
	Alternative Carriers – 0.9%
4,662,000	Level 3 Financing, Inc. (b)	11.00%	11/15/29	5,303,149
	Apparel Retail – 0.9%
4,040,000	Nordstrom, Inc.	4.00%	03/15/27	3,895,331
1,146,000	Nordstrom, Inc.	4.38%	04/01/30	1,048,115
				4,943,446
	Application Software – 3.7%
2,892,000	Alteryx, Inc. (b)	8.75%	03/15/28	2,959,543
2,445,875	GoTo Group, Inc. (b)	5.50%	05/01/28	2,048,420
2,445,875	GoTo Group, Inc. (b) (c)	5.50%	05/01/28	917,203
3,000,000	McAfee Corp. (b)	7.38%	02/15/30	2,919,678
1,513,000	Open Text Holdings, Inc. (b)	4.13%	12/01/31	1,356,601
4,099,000	RingCentral, Inc. (b)	8.50%	08/15/30	4,354,765
6,521,000	UKG, Inc. (b)	6.88%	02/01/31	6,707,999
				21,264,209
	Automobile Manufacturers – 0.7%
3,369,000	Ford Motor Co.	9.63%	04/22/30	3,947,765
	Automotive Retail – 0.1%
635,000	Mavis Tire Express Services Topco Corp. (b)	6.50%	05/15/29	613,994
	Broadcasting – 7.8%
13,053,000	iHeartCommunications, Inc.	8.38%	05/01/27	6,624,397
6,045,000	Nexstar Media, Inc. (b)	5.63%	07/15/27	5,962,237
16,304,000	Sinclair Television Group, Inc. (b)	5.13%	02/15/27	14,651,753
7,069,000	Sirius XM Radio, Inc. (b)	3.13%	09/01/26	6,805,758
343,000	Sirius XM Radio, Inc. (b)	5.50%	07/01/29	335,519
10,151,000	TEGNA, Inc.	4.63%	03/15/28	9,687,675
				44,067,339
	Building Products – 1.7%
2,445,000	Advanced Drainage Systems, Inc. (b)	6.38%	06/15/30	2,467,348
588,000	Beacon Roofing Supply, Inc. (b)	6.50%	08/01/30	603,265
2,241,000	Builders FirstSource, Inc. (b)	6.38%	03/01/34	2,286,718
2,364,000	Miter Brands Acquisition Holdco, Inc. / MIWD Borrower LLC (b)	6.75%	04/01/32	2,407,970
574,000	Standard Industries, Inc. (b)	4.75%	01/15/28	558,299
858,000	Standard Industries, Inc. (b)	4.38%	07/15/30	798,804
612,000	Standard Industries, Inc. (b)	6.50%	07/30/32	626,512
				9,748,916
	Cable & Satellite – 3.4%
1,567,000	CCO Holdings LLC / CCO Holdings Capital Corp. (b)	6.38%	09/01/29	1,575,943
1,184,000	CCO Holdings LLC / CCO Holdings Capital Corp. (b)	4.75%	03/01/30	1,100,917
1,953,000	CCO Holdings LLC / CCO Holdings Capital Corp. (b)	4.50%	08/15/30	1,778,587
3,219,000	CCO Holdings LLC / CCO Holdings Capital Corp. (b)	7.38%	03/03/31	3,342,564
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments (Continued)
November 30, 2024 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (a) (Continued)
	Cable & Satellite (Continued)
$1,736,000	CSC Holdings LLC (b)	7.50%	04/01/28	$1,256,350
667,000	CSC Holdings LLC (b)	11.25%	05/15/28	660,614
5,113,000	CSC Holdings LLC (b)	5.75%	01/15/30	3,077,460
250,000	CSC Holdings LLC (b)	3.38%	02/15/31	182,577
8,320,000	CSC Holdings LLC (b)	4.50%	11/15/31	6,281,302
				19,256,314
	Casinos & Gaming – 3.0%
1,438,000	Boyd Gaming Corp. (b)	4.75%	06/15/31	1,341,662
1,999,000	Caesars Entertainment, Inc. (b)	4.63%	10/15/29	1,884,029
77,000	Caesars Entertainment, Inc. (b)	7.00%	02/15/30	79,474
71,000	Churchill Downs, Inc. (b)	5.75%	04/01/30	70,543
3,891,000	Fertitta Entertainment, LLC / Fertitta Entertainment Finance Co., Inc. (b)	6.75%	01/15/30	3,648,367
930,000	Light & Wonder International, Inc. (b)	7.50%	09/01/31	969,099
385,000	MGM Resorts International	6.13%	09/15/29	389,636
643,000	MGM Resorts International	6.50%	04/15/32	649,832
2,694,000	Station Casinos LLC (b)	4.50%	02/15/28	2,579,558
3,155,000	VICI Properties, L.P.	5.75%	04/01/34	3,225,038
60,000	VICI Properties, L.P. / VICI Note Co., Inc. (b)	3.75%	02/15/27	58,188
2,000,000	VICI Properties, L.P. / VICI Note Co., Inc. (b)	4.63%	12/01/29	1,934,050
				16,829,476
	Commercial Printing – 1.6%
1,071,000	LABL, Inc. (b)	10.50%	07/15/27	1,057,800
2,612,000	LABL, Inc. (b)	9.50%	11/01/28	2,642,341
5,470,000	LABL, Inc. (b)	8.63%	10/01/31	5,162,140
				8,862,281
	Construction & Engineering – 0.7%
3,855,000	Pike Corp. (b)	5.50%	09/01/28	3,776,052
	Construction Materials – 0.9%
5,167,000	Summit Materials LLC / Summit Materials Finance Corp. (b)	5.25%	01/15/29	5,212,072
160,000	Summit Materials LLC / Summit Materials Finance Corp. (b)	7.25%	01/15/31	170,921
				5,382,993
	Consumer Finance – 1.0%
3,056,000	FirstCash, Inc. (b)	4.63%	09/01/28	2,935,062
2,904,000	FirstCash, Inc. (b)	6.88%	03/01/32	2,964,512
				5,899,574
	Diversified Support Services – 0.5%
901,000	Ritchie Bros Holdings, Inc. (b)	6.75%	03/15/28	928,751
1,978,000	Ritchie Bros Holdings, Inc. (b)	7.75%	03/15/31	2,094,500
				3,023,251
	Electric Utilities – 0.4%
1,588,000	Vistra Operations Co. LLC (b)	5.00%	07/31/27	1,574,541
641,000	Vistra Operations Co. LLC (b)	7.75%	10/15/31	681,468
				2,256,009
	Electrical Components & Equipment – 0.1%
333,000	Sensata Technologies, Inc. (b)	3.75%	02/15/31	298,474
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments (Continued)
November 30, 2024 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (a) (Continued)
	Environmental & Facilities Services – 1.1%
$933,000	Allied Universal Holdco LLC (b)	7.88%	02/15/31	$956,227
4,419,000	Waste Pro USA, Inc. (b)	5.50%	02/15/26	4,415,839
618,000	Wrangler Holdco Corp. (b)	6.63%	04/01/32	637,225
				6,009,291
	Fertilizers & Agricultural Chemicals – 0.5%
3,202,000	Scotts Miracle-Gro Co. (The)	4.50%	10/15/29	3,018,898
	Financial Exchanges & Data – 0.4%
2,550,000	MSCI, Inc. (b)	3.25%	08/15/33	2,196,697
	Food Distributors – 1.7%
603,000	US Foods, Inc. (b)	4.75%	02/15/29	582,323
5,250,000	US Foods, Inc. (b)	4.63%	06/01/30	5,006,216
2,078,000	US Foods, Inc. (b)	7.25%	01/15/32	2,171,643
2,079,000	US Foods, Inc. (b)	5.75%	04/15/33	2,057,957
				9,818,139
	Health Care Facilities – 3.0%
1,510,000	Acadia Healthcare Co., Inc. (b)	5.00%	04/15/29	1,420,856
309,000	Concentra Escrow Issuer Corp. (b)	6.88%	07/15/32	318,737
7,842,000	Select Medical Corp. (b)	6.25%	08/15/26	7,932,638
7,364,000	Select Medical Corp. (b)	6.25%	12/01/32	7,383,742
				17,055,973
	Health Care Services – 0.5%
1,758,000	Raven Acquisition Holdings, LLC (b)	6.88%	11/15/31	1,762,709
1,207,000	Service Corp. International	5.75%	10/15/32	1,204,035
				2,966,744
	Health Care Supplies – 2.6%
9,847,000	Medline Borrower, L.P. (b)	3.88%	04/01/29	9,238,078
4,833,000	Medline Borrower, L.P. (b)	5.25%	10/01/29	4,722,348
737,000	Medline Borrower, L.P. / Medline Co-Issuer, Inc. (b)	6.25%	04/01/29	751,605
				14,712,031
	Health Care Technology – 1.1%
6,527,000	AthenaHealth Group, Inc. (b)	6.50%	02/15/30	6,252,335
	Hotels, Resorts & Cruise Lines – 0.3%
450,000	Hilton Domestic Operating Company, Inc. (b)	5.88%	03/15/33	451,030
937,000	Vail Resorts, Inc. (b)	6.50%	05/15/32	963,001
289,000	Wyndham Hotels & Resorts, Inc. (b)	4.38%	08/15/28	277,252
				1,691,283
	Household Products – 1.4%
2,733,000	Energizer Holdings, Inc. (b)	6.50%	12/31/27	2,772,158
1,746,000	Energizer Holdings, Inc. (b)	4.75%	06/15/28	1,691,945
4,009,000	Energizer Holdings, Inc. (b)	4.38%	03/31/29	3,770,372
				8,234,475
	Human Resource & Employment Services – 0.7%
1,913,000	TriNet Group, Inc. (b)	7.13%	08/15/31	1,968,657
2,077,000	ZipRecruiter, Inc. (b)	5.00%	01/15/30	1,912,485
				3,881,142
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments (Continued)
November 30, 2024 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (a) (Continued)
	Independent Power Producers & Energy Traders – 0.6%
$3,627,000	Calpine Corp. (b)	5.13%	03/15/28	$3,545,577
	Industrial Conglomerates – 0.2%
1,116,000	Hillenbrand, Inc.	6.25%	02/15/29	1,138,984
	Industrial Machinery & Supplies & Components – 0.2%
561,000	EMRLD Borrower, L.P. / Emerald Co-Issuer, Inc. (b)	6.63%	12/15/30	567,901
599,000	Gates Corp. (The) (b)	6.88%	07/01/29	615,530
				1,183,431
	Insurance Brokers – 12.1%
590,000	Acrisure LLC / Acrisure Finance, Inc. (b)	7.50%	11/06/30	602,472
7,065,000	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer (b)	6.75%	10/15/27	7,060,126
7,588,000	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer (b)	6.75%	04/15/28	7,668,157
210,000	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer (b)	5.88%	11/01/29	202,582
2,112,000	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer (b)	6.50%	10/01/31	2,114,697
603,000	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer (b)	7.38%	10/01/32	607,387
3,710,000	AmWINS Group, Inc. (b)	6.38%	02/15/29	3,748,039
7,828,000	AmWINS Group, Inc. (b)	4.88%	06/30/29	7,440,323
5,946,000	AssuredPartners, Inc. (b)	5.63%	01/15/29	5,668,998
1,996,000	AssuredPartners, Inc. (b)	7.50%	02/15/32	2,032,203
5,582,000	Baldwin Insurance Group Holdings LLC / Baldwin Insurance Group Holdings Finance (b)	7.13%	05/15/31	5,749,032
2,092,000	BroadStreet Partners, Inc. (b)	5.88%	04/15/29	2,019,431
675,000	Brown & Brown, Inc.	2.38%	03/15/31	579,102
4,934,000	HUB International Ltd. (b)	5.63%	12/01/29	4,809,344
925,000	HUB International Ltd. (b)	7.25%	06/15/30	960,465
4,625,000	HUB International Ltd. (b)	7.38%	01/31/32	4,734,518
5,798,000	Panther Escrow Issuer LLC (b)	7.13%	06/01/31	5,944,184
3,801,000	Ryan Specialty LLC (b)	4.38%	02/01/30	3,612,741
2,975,000	Ryan Specialty LLC (b)	5.88%	08/01/32	2,976,341
				68,530,142
	Integrated Telecommunication Services – 0.5%
1,221,000	Radiate Holdco LLC / Radiate Finance, Inc. (b)	4.50%	09/15/26	1,057,363
1,855,000	Zayo Group Holdings, Inc. (b)	6.13%	03/01/28	1,712,926
				2,770,289
	Interactive Media & Services – 0.4%
2,101,000	Cars.com, Inc. (b)	6.38%	11/01/28	2,094,784
	Internet Services & Infrastructure – 2.8%
6,210,000	Go Daddy Operating Co. LLC / GD Finance Co., Inc. (b)	5.25%	12/01/27	6,163,651
10,217,000	Go Daddy Operating Co. LLC / GD Finance Co., Inc. (b)	3.50%	03/01/29	9,483,227
				15,646,878
	IT Consulting & Other Services – 0.3%
2,000,000	Gartner, Inc. (b)	4.50%	07/01/28	1,954,008
	Leisure Facilities – 0.5%
876,000	Life Time, Inc. (b)	6.00%	11/15/31	877,023
283,000	SeaWorld Parks & Entertainment, Inc. (b)	5.25%	08/15/29	273,379
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments (Continued)
November 30, 2024 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (a) (Continued)
	Leisure Facilities (Continued)
$586,000	Six Flags Entertainment Corp. (b)	7.25%	05/15/31	$605,605
1,193,000	Six Flags Entertainment Corp. / Six Flags Theme Parks, Inc. (b)	6.63%	05/01/32	1,223,479
				2,979,486
	Leisure Products – 0.4%
1,413,000	Acushnet Co. (b)	7.38%	10/15/28	1,478,360
611,000	Amer Sports Co. (b)	6.75%	02/16/31	625,014
				2,103,374
	Life Sciences Tools & Services – 2.3%
8,153,000	Avantor Funding, Inc. (b)	4.63%	07/15/28	7,883,626
2,802,000	IQVIA, Inc. (b)	6.50%	05/15/30	2,878,828
2,318,000	Star Parent, Inc. (b)	9.00%	10/01/30	2,396,235
				13,158,689
	Managed Health Care – 1.8%
1,515,000	HealthEquity, Inc. (b)	4.50%	10/01/29	1,437,321
968,000	Molina Healthcare, Inc. (b)	4.38%	06/15/28	925,808
4,000,000	Molina Healthcare, Inc. (b)	3.88%	11/15/30	3,642,696
4,576,000	Molina Healthcare, Inc. (b)	3.88%	05/15/32	4,054,018
				10,059,843
	Metal, Glass & Plastic Containers – 3.0%
903,000	Ball Corp.	6.88%	03/15/28	934,595
4,227,000	Ball Corp.	2.88%	08/15/30	3,715,965
5,419,000	Berry Global, Inc. (b)	5.63%	07/15/27	5,426,362
1,460,000	Berry Global, Inc. (b)	5.65%	01/15/34	1,495,249
75,000	Crown Americas LLC	5.25%	04/01/30	74,105
2,720,000	Iris Holding, Inc. (b)	10.00%	12/15/28	2,488,852
1,295,000	Magnera Corp. (b)	7.25%	11/15/31	1,277,705
883,000	Owens-Brockway Glass Container, Inc. (b)	7.25%	05/15/31	880,790
650,000	Owens-Brockway Glass Container, Inc. (b)	7.38%	06/01/32	641,872
				16,935,495
	Movies & Entertainment – 0.1%
394,000	WMG Acquisition Corp. (b)	3.00%	02/15/31	349,496
	Office Services & Supplies – 0.6%
3,256,000	Shift4 Payments LLC / Shift4 Payments Finance Sub, Inc. (b)	6.75%	08/15/32	3,369,960
	Oil & Gas Refining & Marketing – 0.2%
890,000	Venture Global LNG, Inc. (b)	8.38%	06/01/31	938,637
	Packaged Foods & Meats – 3.9%
1,002,000	BellRing Brands, LLC (b)	7.00%	03/15/30	1,041,903
1,198,000	Fiesta Purchaser, Inc. (b)	7.88%	03/01/31	1,257,682
1,506,000	Fiesta Purchaser, Inc. (b)	9.63%	09/15/32	1,592,321
623,000	Lamb Weston Holdings, Inc. (b)	4.88%	05/15/28	610,867
4,297,000	Lamb Weston Holdings, Inc. (b)	4.38%	01/31/32	3,940,854
3,312,000	Performance Food Group, Inc. (b)	6.13%	09/15/32	3,345,510
7,308,000	Post Holdings, Inc. (b)	6.25%	02/15/32	7,392,963
3,018,000	Post Holdings, Inc. (b)	6.38%	03/01/33	3,013,778
				22,195,878
	Paper & Plastic Packaging Products & Materials – 5.2%
13,960,000	Graham Packaging Co., Inc. (b)	7.13%	08/15/28	13,842,204
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments (Continued)
November 30, 2024 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (a) (Continued)
	Paper & Plastic Packaging Products & Materials (Continued)
$3,239,000	Graphic Packaging International LLC (b)	3.75%	02/01/30	$2,980,484
936,000	Graphic Packaging International LLC (b)	6.38%	07/15/32	954,584
6,990,000	Pactiv Evergreen Group Issuer, Inc. / Pactiv Evergreen Group Issuer LLC (b)	4.00%	10/15/27	6,694,914
180,000	Pactiv LLC	7.95%	12/15/25	184,844
566,000	Sealed Air Corp. (b)	5.00%	04/15/29	549,977
4,070,000	Sealed Air Corp. / Sealed Air Corp. US (b)	6.13%	02/01/28	4,113,487
				29,320,494
	Passenger Ground Transportation – 0.1%
587,000	Avis Budget Car Rental LLC / Avis Budget Finance, Inc. (b)	8.25%	01/15/30	611,055
	Personal Care Products – 0.2%
1,389,000	Prestige Brands, Inc. (b)	5.13%	01/15/28	1,371,945
	Pharmaceuticals – 0.7%
3,000,000	Charles River Laboratories International, Inc. (b)	3.75%	03/15/29	2,788,121
1,483,000	Charles River Laboratories International, Inc. (b)	4.00%	03/15/31	1,342,486
				4,130,607
	Rail Transportation – 0.4%
2,466,000	Genesee & Wyoming, Inc. (b)	6.25%	04/15/32	2,482,653
	Real Estate Services – 0.3%
2,219,000	CoStar Group, Inc. (b)	2.80%	07/15/30	1,957,619
	Research & Consulting Services – 2.1%
5,973,000	Clarivate Science Holdings Corp. (b)	3.88%	07/01/28	5,617,190
3,114,000	Clarivate Science Holdings Corp. (b)	4.88%	07/01/29	2,917,663
342,000	CoreLogic, Inc. (b)	4.50%	05/01/28	320,110
2,900,000	Dun & Bradstreet Corp. (The) (b)	5.00%	12/15/29	2,815,782
				11,670,745
	Restaurants – 0.3%
147,000	Brinker International, Inc. (b)	8.25%	07/15/30	156,411
1,250,000	Raising Cane’s Restaurants LLC (b)	9.38%	05/01/29	1,345,427
				1,501,838
	Security & Alarm Services – 1.0%
2,000,000	Brink’s Co. (The) (b)	4.63%	10/15/27	1,953,823
618,000	Brink’s Co. (The) (b)	6.50%	06/15/29	632,225
2,999,000	Brink’s Co. (The) (b)	6.75%	06/15/32	3,062,681
				5,648,729
	Specialized Consumer Services – 1.1%
4,932,000	Aramark Services, Inc. (b)	5.00%	02/01/28	4,833,532
1,298,000	Wand NewCo 3, Inc. (b)	7.63%	01/30/32	1,344,463
				6,177,995
	Systems Software – 5.9%
1,078,000	CrowdStrike Holdings, Inc.	3.00%	02/15/29	985,388
3,484,000	Gen Digital, Inc. (b)	7.13%	09/30/30	3,609,774
1,000,000	Oracle Corp.	6.15%	11/09/29	1,061,748
1,000,000	Oracle Corp.	6.25%	11/09/32	1,083,292
1,796,000	Oracle Corp.	6.50%	04/15/38	1,985,119
22,859,000	SS&C Technologies, Inc. (b)	5.50%	09/30/27	22,805,981
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments (Continued)
November 30, 2024 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (a) (Continued)
	Systems Software (Continued)
$1,643,000	SS&C Technologies, Inc. (b)	6.50%	06/01/32	$1,682,547
				33,213,849
	Trading Companies & Distributors – 3.6%
5,775,000	American Builders & Contractors Supply Co., Inc. (b)	4.00%	01/15/28	5,548,950
1,794,000	Herc Holdings, Inc. (b)	5.50%	07/15/27	1,786,622
3,140,000	Herc Holdings, Inc. (b)	6.63%	06/15/29	3,218,726
8,786,000	United Rentals North America, Inc. (b)	6.00%	12/15/29	8,951,203
774,000	Verde Purchaser LLC (b)	10.50%	11/30/30	830,749
				20,336,250
	Transaction & Payment Processing Services – 0.1%
638,000	Boost Newco Borrower LLC (b)	7.50%	01/15/31	674,425
	Total Corporate Bonds and Notes			528,915,092
	(Cost $531,168,568)
Principal Value	Description	Rate (d)	Stated Maturity (e)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (a) – 18.8%
	Application Software – 5.5%
702,252	Applied Systems, Inc., Term Loan B, 3 Mo. CME Term SOFR + 3.00%, 0.00% Floor	7.60%	02/24/31	709,091
6,177,416	Darktrace PLC (Leia Finco US LLC), Second Lien Term Loan, 1 Mo. CME Term SOFR + 5.25%, 0.00% Floor	9.89%	10/09/32	6,128,491
4,352,459	Genesys Cloud Services Holding II LLC, Combined Term Loan B, 1 Mo. CME Term SOFR + 3.00%, 0.75% Floor	7.57%	12/01/27	4,396,659
876,418	Inmar, Inc., Term Loan B, 1 Mo. CME Term SOFR + 5.00%, 0.50% Floor	9.57%	10/31/31	880,033
152,652	Inmar, Inc., Term Loan B, 3 Mo. CME Term SOFR + 5.00%, 0.50% Floor	9.51%	10/31/31	153,282
846,464	Inmar, Inc., Term Loan B, 3 Mo. CME Term SOFR + 5.00%, 0.50% Floor	9.60%	10/31/31	849,956
5,594,733	Internet Brands, Inc. (Web MD/MH Sub I. LLC), Second Lien Term Loan, 1 Mo. CME Term SOFR + 6.25%, 0.00% Floor	10.82%	02/23/29	5,495,818
2,238,238	Ivanti Software, Inc., Term Loan B, 3 Mo. CME Term SOFR + CSA + 4.25%, 0.75% Floor	9.12%	12/01/27	1,715,330
2,978,144	LogMeIn, Inc. (GoTo Group, Inc.), First Lien First Out TL, 1 Mo. CME Term SOFR + CSA + 4.75%, 0.00% Floor	9.47%	04/30/28	2,661,716
2,445,692	LogMeIn, Inc. (GoTo Group, Inc.), First Lien Second Out TL, 1 Mo. CME Term SOFR + CSA + 4.75%, 0.00% Floor (c)	9.47%	04/30/28	997,842
289,895	Qlik Technologies (Project Alpha Intermediate Holding, Inc.), Second Lien Term Loan, 1 Mo. CME Term SOFR + 5.00%, 0.50% Floor	9.53%	11/21/32	292,432
2,976,982	Solera Holdings, Inc. (Polaris Newco LLC), Term Loan B, 3 Mo. CME Term SOFR + CSA + 4.00%, 0.50% Floor	8.85%	06/04/28	2,992,209
3,735,677	Ultimate Software Group (UKG, Inc.), Term Loan B, 3 Mo. CME Term SOFR + 3.00%, 0.00% Floor	7.62%	02/10/31	3,764,946
				31,037,805
	Data Processing & Outsourced Services – 0.5%
2,976,982	Consilio (Skopima Consilio Parent LLC), Initial Term Loan, 1 Mo. CME Term SOFR + CSA + 4.00%, 0.50% Floor	8.69%	05/17/28	3,002,763
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments (Continued)
November 30, 2024 (Unaudited)
Principal Value	Description	Rate (d)	Stated Maturity (e)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (a) (Continued)
	Electronic Equipment & Instruments – 0.5%
$2,890,587	Verifone Systems, Inc., Term Loan B, 3 Mo. CME Term SOFR + CSA + 4.00%, 0.00% Floor	8.78%	08/20/25	$2,717,427
	Health Care Facilities – 0.6%
3,278,201	IVC Evidensia (VetStrategy Canada/IVC Acquisition Midco Ltd.), Facility B10, 3 Mo. CME Term SOFR + 4.75%, 0.50% Floor	9.39%	12/06/28	3,309,967
	Health Care Technology – 2.2%
7,342,986	Cotiviti, Inc. (Verscend Technologies, Inc.), Fixed Rate Term Loan	7.63%	05/01/31	7,424,677
4,930,023	Waystar Technologies, Inc., Term Loan B, 1 Mo. CME Term SOFR + 2.75%, 0.00% Floor	7.32%	10/22/29	4,965,470
92,012	WS Audiology (Auris Lux III SARL), USD Term Loan B6, 6 Mo. CME Term SOFR + 3.75%, 0.00% Floor	8.18%	02/28/29	92,989
				12,483,136
	Industrial Machinery & Supplies & Components – 0.7%
4,279,962	Filtration Group Corp., 2021 Incremental Term Loan B, 1 Mo. CME Term SOFR + CSA + 3.50%, 0.50% Floor	8.19%	10/21/28	4,320,087
	Insurance Brokers – 4.2%
439,684	Alliant Holdings Intermediate LLC, Term Loan B, 1 Mo. CME Term SOFR + 2.75%, 0.00% Floor	7.35%	09/19/31	442,860
5,565,690	Broadstreet Partners, Inc., Term Loan B, 1 Mo. CME Term SOFR + 3.25%, 0.00% Floor	7.82%	06/16/31	5,602,368
3,179,018	HUB International Ltd., Term Loan B, 3 Mo. CME Term SOFR + 2.75%, 0.75% Floor	7.37%	06/20/30	3,205,595
4,754,898	OneDigital Borrower LLC, First Lien Term Loan B, 1 Mo. CME Term SOFR + 3.25%, 0.50% Floor	7.82%	07/02/31	4,804,444
5,301,150	OneDigital Borrower LLC, Second Lien Term Loan, 1 Mo. CME Term SOFR + 5.25%, 0.50% Floor	9.82%	07/02/32	5,276,314
1,106,281	Truist Insurance Holdings LLC (McGriff/Panther Escrow), Second Lien Term Loan, 3 Mo. CME Term SOFR + 4.75%, 0.00% Floor	9.35%	05/06/32	1,133,938
3,242,356	USI, Inc., 2030 Term Loan B, 3 Mo. CME Term SOFR + 2.75%, 0.00% Floor	7.35%	09/29/30	3,265,150
				23,730,669
	Integrated Telecommunication Services – 0.1%
446,291	Numericable (Altice France SA or SFR), Term Loan B-13, 6 Mo. Synthetic USD LIBOR + 4.00%, 0.00% Floor	8.68%	08/14/26	377,955
461,192	Radiate Holdco LLC (Astound), Amendment No. 6 Term Loan, 1 Mo. CME Term SOFR + CSA + 3.25%, 0.75% Floor	7.94%	09/25/26	403,831
				781,786
	IT Consulting & Other Services – 2.6%
8,521,092	Gainwell Acquisition Corp. (f/k/a Milano), Term Loan B, 3 Mo. CME Term SOFR + CSA + 4.00%, 0.75% Floor	8.70%	10/01/27	8,181,441
6,333,129	Informatica LLC, 2024 Refi Term Loan B, 1 Mo. CME Term SOFR + 2.25%, 0.00% Floor	6.82%	10/30/28	6,368,753
				14,550,194
	Life Sciences Tools & Services – 0.3%
1,595,990	Syneos Health, Inc. (Star Parent, Inc.), Term Loan B, 3 Mo. CME Term SOFR + 4.00%, 0.00% Floor	8.60%	09/30/30	1,569,385
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments (Continued)
November 30, 2024 (Unaudited)
Principal Value	Description	Rate (d)	Stated Maturity (e)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (a) (Continued)
	Metal, Glass & Plastic Containers – 1.0%
$725,350	Iris Holding, Inc. (Intertape Polymer, Inc.), Initial Term Loan, 3 Mo. CME Term SOFR + CSA + 4.75%, 0.50% Floor	9.44%	06/28/28	$697,159
3,004,051	ProAmpac PG Borrower LLC, 2024 Refi Term Loan B, 3 Mo. CME Term SOFR + 4.00%, 0.75% Floor	8.52-8.66%	09/15/28	3,018,140
1,925,000	TricorBraun Holdings, Inc., Initial Term Loan, 1 Mo. CME Term SOFR + CSA + 3.25%, 0.50% Floor	7.94%	03/03/28	1,924,297
				5,639,596
	Security & Alarm Services – 0.1%
721,382	Garda World Security Corp., Term Loan B, 1 Mo. CME Term SOFR + 3.50%, 0.00% Floor	8.11%	02/01/29	730,940
	Systems Software – 0.3%
1,821,938	Idera, Inc. (Flash Charm), Second Lien Term Loan, 3 Mo. CME Term SOFR + CSA + 6.75%, 0.75% Floor	11.47%	03/02/29	1,780,944
	Trading Companies & Distributors – 0.2%
1,228,943	Veritiv Corp. (Verde Purchaser LLC), 2024 Refi Term Loan B, 3 Mo. CME Term SOFR + 4.50%, 0.00% Floor	9.10%	12/02/30	1,226,792
	Total Senior Floating-Rate Loan Interests			106,881,491
	(Cost $108,053,270)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN CORPORATE BONDS AND NOTES (a) – 15.3%
	Application Software – 3.9%
1,721,000	ION Trading Technologies Sarl (b)	5.75%	05/15/28	1,596,285
11,666,000	Open Text Corp. (b)	6.90%	12/01/27	12,134,484
6,881,000	Open Text Corp. (b)	3.88%	02/15/28	6,501,129
2,108,000	Open Text Corp. (b)	3.88%	12/01/29	1,924,536
				22,156,434
	Automotive Parts & Equipment – 1.5%
8,691,000	Clarios Global, L.P. / Clarios US Finance Co. (b)	8.50%	05/15/27	8,752,419
	Building Products – 0.2%
973,000	Cemex SAB de CV (b) (c)	5.45%	11/19/29	968,092
	Casinos & Gaming – 0.0%
140,000	Flutter Treasury Designated Activity Co. (b)	6.38%	04/29/29	143,354
	Environmental & Facilities Services – 1.3%
1,300,000	GFL Environmental, Inc. (b)	4.00%	08/01/28	1,238,329
1,686,000	GFL Environmental, Inc. (b)	4.75%	06/15/29	1,632,319
2,000,000	GFL Environmental, Inc. (b)	4.38%	08/15/29	1,897,924
2,750,000	GFL Environmental, Inc. (b)	6.75%	01/15/31	2,855,309
				7,623,881
	Integrated Telecommunication Services – 1.3%
2,542,000	Altice France Holding SA (b) (c)	10.50%	05/15/27	730,129
2,511,000	Altice France SA (b)	5.50%	01/15/28	1,949,799
1,000,000	Altice France SA (b)	5.13%	01/15/29	757,436
5,117,000	Altice France SA (b)	5.13%	07/15/29	3,922,748
				7,360,112
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments (Continued)
November 30, 2024 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN CORPORATE BONDS AND NOTES (a) (Continued)
	IT Consulting & Other Services – 1.3%
$7,599,000	Elastic NV (b)	4.13%	07/15/29	$7,117,118
	Metal, Glass & Plastic Containers – 1.6%
8,805,000	Trivium Packaging Finance BV (b)	5.50%	08/15/26	8,795,990
	Restaurants – 2.4%
309,000	1011778 BC ULC / New Red Finance, Inc. (b)	6.13%	06/15/29	314,410
14,344,000	1011778 BC ULC / New Red Finance, Inc. (b)	4.00%	10/15/30	13,039,825
				13,354,235
	Security & Alarm Services – 0.8%
4,034,000	Garda World Security Corp. (b)	7.75%	02/15/28	4,186,116
158,000	Garda World Security Corp. (b)	8.25%	08/01/32	161,438
294,000	Garda World Security Corp. (b)	8.38%	11/15/32	301,844
				4,649,398
	Specialized Consumer Services – 0.5%
2,922,000	Belron UK Finance LLC (b)	5.75%	10/15/29	2,927,830
	Specialty Chemicals – 0.1%
589,000	Axalta Coating Systems Dutch Holding B BV (b)	7.25%	02/15/31	618,421
	Transaction & Payment Processing Services – 0.4%
2,498,000	Paysafe Finance PLC / Paysafe Holdings US Corp. (b)	4.00%	06/15/29	2,320,768
	Total Foreign Corporate Bonds and Notes			86,788,052
	(Cost $87,524,598)

Shares	Description	Value
COMMON STOCKS – 0.0%
	Pharmaceuticals – 0.0%
220,989	Akorn, Inc. (f) (g) (h)	16,574
	(Cost $2,534,056)
MONEY MARKET FUNDS (a) – 0.1%
764,151	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 4.51% (i)	764,151
	(Cost $764,151)
	Total Investments – 127.5%	723,365,360
	(Cost $730,044,643)
	Outstanding Loan – (27.7)%	(157,000,000)
	Net Other Assets and Liabilities – 0.2%	817,543
	Net Assets – 100.0%	$567,182,903

(a)	All or a portion of these securities serve as collateral for the outstanding loan unless otherwise indicated. At November 30, 2024, the segregated value of these securities amounts to $719,735,520.
(b)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At November 30, 2024, securities noted as such amounted to $570,269,280 or
100.5% of net assets.

(c)	This security does not serve as collateral for the outstanding loan.
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments (Continued)
November 30, 2024 (Unaudited)
(d)
Senior Floating-Rate Loan Interests (“Senior Loans”) in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the SOFR obtained from the U.S. Department of the Treasury’s Office of Financial Research or another major financial institution, (ii) the lending rate offered by one or more major European banks, such as the synthetic LIBOR, (iii) the prime rate offered by one or more
United States banks or (iv) the certificate of deposit rate. Certain Senior Loans are subject to a SOFR or synthetic LIBOR floor that establishes a minimum SOFR or synthetic LIBOR rate. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche with identical SOFR or synthetic LIBOR period, spread and floor, but different SOFR or synthetic LIBOR reset dates.

(e)	Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.
(f)	This issuer has filed for protection in bankruptcy court.
(g)
Security received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers (see Note 2D - Restricted Securities in the Notes to Financial Statements).

(h)	Non-income producing security.
(i)	Rate shown reflects yield as of November 30, 2024.

Abbreviations throughout the Portfolio of Investments:
CME	– Chicago Mercantile Exchange
CSA	– Credit Spread Adjustment
LIBOR	– London Interbank Offered Rate
SOFR	– Secured Overnight Financing Rate
USD	– United States Dollar

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of November 30, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 11/30/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Corporate Bonds and Notes*	$528,915,092	$—	$528,915,092	$—
Senior Floating-Rate Loan Interests*	106,881,491	—	106,881,491	—
Foreign Corporate Bonds and Notes*	86,788,052	—	86,788,052	—
Common Stocks*	16,574	—	16,574	—
Money Market Funds	764,151	764,151	—	—
Total Investments	$723,365,360	$764,151	$722,601,209	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Statement of Assets and Liabilities
November 30, 2024 (Unaudited)

ASSETS:
Investments, at value	$ 723,365,360
Cash	63,201
Receivables:
Interest	10,260,080
Investment securities sold	9,203,288
Reclaims	228
Prepaid expenses	14,862
Total Assets	742,907,019
LIABILITIES:
Outstanding loan	157,000,000
Payables:
Investment securities purchased	17,014,988
Investment advisory fees	791,747
Interest and fees on loan	747,981
Custodian fees	49,811
Audit and tax fees	42,492
Administrative fees	36,453
Legal fees	15,369
Shareholder reporting fees	14,390
Trustees’ fees and expenses	8,705
Transfer agent fees	1,397
Financial reporting fees	783
Total Liabilities	175,724,116
NET ASSETS	$567,182,903
NET ASSETS consist of:
Paid-in capital	$ 690,142,097
Par value	367,730
Accumulated distributable earnings (loss)	(123,326,924)
NET ASSETS	$567,182,903
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$15.42
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	36,772,989
Investments, at cost	$730,044,643
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Statement of Operations
For the Six Months Ended November 30, 2024 (Unaudited)

INVESTMENT INCOME:
Interest	$ 24,920,790
Other	29,737
Total investment income	24,950,527
EXPENSES:
Investment advisory fees	4,642,854
Interest and fees on loan	3,998,514
Administrative fees	173,491
Shareholder reporting fees	63,104
Audit and tax fees	33,161
Legal fees	26,923
Trustees’ fees and expenses	26,353
Custodian fees	22,648
Listing expense	18,445
Transfer agent fees	10,071
Financial reporting fees	4,637
Other	14,956
Total expenses	9,035,157
NET INVESTMENT INCOME (LOSS)	15,915,370
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	(2,339,911)
Net change in unrealized appreciation (depreciation) on investments	19,013,377
NET REALIZED AND UNREALIZED GAIN (LOSS)	16,673,466
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 32,588,836
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Statements of Changes in Net Assets

	Six Months Ended 11/30/2024 (Unaudited)	Year Ended 5/31/2024
OPERATIONS:
Net investment income (loss)	$ 15,915,370	$ 32,323,583
Net realized gain (loss)	(2,339,911)	(27,528,035)
Net change in unrealized appreciation (depreciation)	19,013,377	49,264,479
Net increase (decrease) in net assets resulting from operations	32,588,836	54,060,027
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(28,499,066)	(33,594,516)
Return of capital	—	(23,771,347)
Total distributions to shareholders	(28,499,066)	(57,365,863)
Total increase (decrease) in net assets	4,089,770	(3,305,836)
NET ASSETS:
Beginning of period	563,093,133	566,398,969
End of period	$ 567,182,903	$ 563,093,133
COMMON SHARES:
Common Shares at end of period	36,772,989	36,772,989
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Statement of Cash Flows
For the Six Months Ended November 30, 2024 (Unaudited)

Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$32,588,836
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(266,099,727)
Sales, maturities and paydown of investments	255,614,272
Net amortization/accretion of premiums/discounts on investments	(2,409,504)
Net realized gain/loss on investments	2,339,911
Net change in unrealized appreciation/depreciation on investments	(19,013,377)
Changes in assets and liabilities:
Increase in interest receivable	(500,660)
Increase in reclaims receivable	(69)
Decrease in prepaid expenses	16,392
Decrease in interest and fees payable on loan	(34,584)
Decrease in investment advisory fees payable	(2,228)
Decrease in audit and tax fees payable	(30,651)
Increase in legal fees payable	2,927
Decrease in shareholder reporting fees payable	(21,676)
Decrease in administrative fees payable	(971)
Increase in custodian fees payable	30,990
Decrease in transfer agent fees payable	(536)
Increase in trustees’ fees and expenses payable	89
Increase in financial reporting fees payable	12
Decrease in other liabilities payable	(1,407)
Cash provided by operating activities		$2,478,039
Cash flows from financing activities:
Distributions to Common Shareholders from investment operations	(28,499,066)
Repayment of borrowing	(65,000,000)
Proceeds from borrowing	91,000,000
Cash used in financing activities		(2,499,066)
Decrease in cash		(21,027)
Cash at beginning of period		84,228
Cash at end of period		$63,201
Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$4,033,098
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Financial Highlights
For a Common Share outstanding throughout each period

	Six Months Ended 11/30/2024 (Unaudited)	Year Ended			Period Ended 5/31/2021 (a)
5/31/2024		5/31/2023	5/31/2022
Net asset value, beginning of period	$ 15.31	$ 15.40	$ 17.48	$ 21.13	$ 20.00
Income from investment operations:
Net investment income (loss)	0.43 (b)	0.88 (b)	0.92	1.16	1.08
Net realized and unrealized gain (loss)	0.46	0.59	(1.46)	(3.14)	1.12
Total from investment operations	0.89	1.47	(0.54)	(1.98)	2.20
Distributions paid to shareholders from:
Net investment income	(0.78)	(0.91)	(0.97)	(1.29)	(1.07)
Net realized gain	—	—	—	(0.38)	—
Return of capital	—	(0.65)	(0.57)	—	—
Total distributions paid to Common Shareholders	(0.78)	(1.56)	(1.54)	(1.67)	(1.07)
Net asset value, end of period	$15.42	$15.31	$15.40	$17.48	$21.13
Market value, end of period	$14.92	$14.10	$13.52	$16.07	$19.86
Total return based on net asset value (c)	6.13%	11.27%	(1.86)%	(9.73)%	11.49%
Total return based on market value (c)	11.50%	16.72%	(6.27)%	(11.70)%	4.79%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 567,183	$ 563,093	$ 566,399	$ 642,783	$ 776,142
Ratio of total expenses to average net assets	3.19% (d)	3.34%	3.05%	2.41%	2.28% (d)
Ratio of total expenses to average net assets excluding interest expense	1.78% (d)	1.82%	1.86%	2.02%	1.93% (d)
Ratio of net investment income (loss) to average net assets	5.61% (d)	5.69%	5.75%	5.81%	5.62% (d)
Portfolio turnover rate	24%	52%	35%	39%	54%
Indebtedness:
Total loan outstanding (in 000’s)	$ 157,000	$ 131,000	$ 123,000	$ 278,000	$ 309,000
Asset coverage per $1,000 of indebtedness (e)	$ 4,613	$ 5,298	$ 5,605	$ 3,312	$ 3,512

(a)	The Fund was seeded on May 21, 2020 and commenced operations on June 25, 2020.
(b)	Based on average shares outstanding.
(c)
Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in
Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

(d)	Annualized.
(e)	Calculated by subtracting the Fund’s total liabilities (not including the loan outstanding) from the Fund’s total assets, and dividing by the outstanding loan balance in 000’s.
See Notes to Financial Statements

Notes to Financial Statements
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
November 30, 2024 (Unaudited)
1. Organization
First Trust High Yield Opportunities 2027 Term Fund (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on June 25, 2020, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol “FTHY” on the New York Stock Exchange (“NYSE”).
The investment objective of the Fund is to provide current income. Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 80% of its Managed Assets in high yield debt securities of any maturity that are rated below investment grade at the time of purchase or unrated securities determined by the Advisor (as defined below) to be of comparable quality. “Managed Assets” means the total asset value of the Fund minus the sum of its liabilities, other than the principal amount of borrowings. High yield debt securities include U.S. and non-U.S. corporate debt obligations and senior secured floating rate loans (“Senior Loans”)(1). Securities rated below investment grade are commonly referred to as “junk” or “high yield” securities and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. There can be no assurance that the Fund will achieve its investment objective or that the Fund’s investment strategies will be successful.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Senior Loans are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are fair valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans. If the third-party pricing service cannot or does not provide a valuation for a particular Senior Loan or such valuation is deemed unreliable, the Advisor’s Pricing Committee may value such Senior Loan at a fair value according to procedures approved by the Fund’s Board of Trustees, and in accordance with the provisions of the 1940 Act and rules thereunder. Fair valuation of a Senior Loan is based on the consideration of all available information, including, but not limited to the following:
 1)
the most recent price provided by a pricing service;

(1)
The terms “security” and “securities” used throughout the Notes to Financial Statements include Senior Loans.

Notes to Financial Statements (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
November 30, 2024 (Unaudited)
 2)
available market prices for the fixed-income security;
 3)
the fundamental business data relating to the borrower/issuer;
 4)
an evaluation of the forces which influence the market in which these securities are purchased and sold;
 5)
the type, size and cost of the security;
 6)
the financial statements of the borrower/issuer, or the financial condition of the country of issue;
 7)
the credit quality and cash flow of the borrower/issuer, or country of issue, based on the Pricing Committee’s, sub-advisor’s or portfolio manager’s analysis, as applicable, or external analysis;
 8)
the information as to any transactions in or offers for the security;
 9)
the price and extent of public trading in similar securities (or equity securities) of the borrower/issuer, or comparable companies;
10)
the coupon payments;
11)
the quality, value and salability of collateral, if any, securing the security;
12)
the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower’s/issuer’s management;
13)
the prospects for the borrower’s/issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;
14)
the borrower’s competitive position within the industry;
15)
the borrower’s ability to access additional liquidity through public and/or private markets; and
16)
other relevant factors.
Corporate bonds, corporate notes, and other debt securities are fair valued on the basis of valuations provided by a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:
 1)
benchmark yields;
 2)
reported trades;
 3)
broker/dealer quotes;
 4)
issuer spreads;
 5)
benchmark securities;
 6)
bids and offers; and
 7)
reference data including market research publications.
Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq, Inc. (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Shares of open-end funds are valued based on NAV per share.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;
 3)
the size of the holding;

Notes to Financial Statements (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
November 30, 2024 (Unaudited)
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
an analysis of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•
Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•
Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
 o
Quoted prices for similar investments in active markets.
 o
Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
 o
Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
 o
Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•
Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of November 30, 2024, is included with the Fund’s Portfolio of Investments.
B. Security Transactions and Investment Income
Security transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Market premiums and discounts are amortized to the earliest call date of each respective borrowing.
As of October 1, 2024, the United Kingdom’s Financial Conduct Authority ceased all London Interbank Offered Rate (“LIBOR”) publications. Transitioning to the Secured Overnight Financing Rate (“SOFR”), or any alternative reference rate, may affect the value, liquidity or return on certain investments previously based on LIBOR.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the Senior Loans. Interest income on such Senior Loans is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At November 30, 2024, the Fund had no when-issued, delayed-delivery or forward purchase commitments.
C. Unfunded Loan Commitments
The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower’s discretion. Unfunded loan commitments are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statement of Assets and Liabilities and Statement of Operations. In connection with these commitments, the Fund earns a commitment fee typically set as a percentage of the commitment amount. The commitment fees, if any, are included in “Other” under Investment Income on the Statement of Operations. The Fund had no unfunded loan commitments as of November 30, 2024.

Notes to Financial Statements (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
November 30, 2024 (Unaudited)
D. Restricted Securities
The Fund holds restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of November 30, 2024, the Fund held restricted securities as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Fund’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security.
Security	Acquisition Date	Shares	Current Price	Carrying Cost	Value	% of Net Assets
Akorn, Inc.	10/15/2020	220,989	$0.08	$2,534,056	$16,574	0.00%†
† Amount is less than 0.01%.
E. Dividends and Distributions to Shareholders
The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.
The tax character of distributions paid by the Fund during the fiscal year ended May 31, 2024, was as follows:
Distributions paid from:
Ordinary income	$33,594,516
Return of capital	23,771,347
As of May 31, 2024, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	(99,241,876)
Net unrealized appreciation (depreciation)	(28,174,818)
Total accumulated earnings (losses)	(127,416,694)
Other	—
Paid-in capital	690,509,827
Total net assets	$563,093,133
F. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.

Notes to Financial Statements (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
November 30, 2024 (Unaudited)
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At May 31, 2024, the Fund had non-expiring capital loss carryforwards available for federal income tax purposes of $99,241,876.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended May 31, 2024, the Fund had no net late year ordinary or capital losses.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2021, 2022, 2023, and 2024 remain open to federal and state audit. As of November 30, 2024, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
As of November 30, 2024, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:
Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$730,044,643	$12,397,378	$(19,076,661)	$(6,679,283)
G. Expenses
The Fund will pay all expenses directly related to its operations.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.35% of the Fund’s Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
The Bank of New York Mellon (“BNY”) serves as the Fund’s administrator, fund accountant and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNY is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNY is responsible for custody of the Fund’s assets. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Computershare, Inc. (“Computershare”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, Computershare is responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Committee Chairs, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate periodically in serving in such capacities. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.

Notes to Financial Statements (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
November 30, 2024 (Unaudited)
4. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended November 30, 2024, were $180,773,736 and $162,436,535, respectively.
5. Borrowings
The Fund has a committed facility agreement (the “Credit Agreement”) with The Toronto-Dominion Bank, New York Branch that has a maximum commitment amount of $230,000,000. Prior to July 19, 2024, the maximum commitment amount was $280,000,000. The borrowing rate under the facility is equal to Term SOFR plus 1.05%. In addition, under the facility, the Fund pays a commitment fee of 0.35% per annum, unless the average daily principal outstanding amount during the applicable interest period is less than $130,000,000, in which case the unused commitment fee rate will equal 0.40% per annum. Prior to July 19, 2024, the commitment fee was 0.35% on the undrawn amount of such facility when the utilization is below 90% of the maximum commitment amount. For the six months ended November 30, 2024, the average amount outstanding was $120,688,525 with a weighted average interest rate of 6.18%. As of November 30, 2024, the Fund had outstanding borrowings of $157,000,000, which approximates fair value, under the Credit Agreement. The borrowings are categorized as Level 2 within the fair value hierarchy. The high and low annual interest rates for the six months ended November 30, 2024 were 6.43% and 5.62%, respectively. The weighted average interest rate at November 30, 2024 was 5.62%.
6. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
7. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Additional Information
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
November 30, 2024 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)
If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)
If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing Computershare, Inc., P.O. Box 43006, Providence, RI 02940-3006.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891 or emailing info@ftportfolios.com; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the

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November 30, 2024 (Unaudited)
SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on September 9, 2024. At the Annual Meeting, Denise M. Keefe and Niel B. Nielson were elected by the Common Shareholders of the First Trust High Yield Opportunities 2027 Term Fund as Class II Trustees for a three-year term expiring at the Fund’s annual meeting of shareholders in 2027. The number of votes cast in favor of Ms. Keefe was 28,489,842 and the number of votes withheld was 1,122,341. The number of votes cast in favor of Mr. Nielson was 28,334,101 and the number of votes withheld was 1,278,082. James A. Bowen, Richard E. Erickson, Robert F. Keith, Thomas R. Kadlec, and Bronwyn Wright are the other current and continuing Trustees.
Principal Risks
The Fund is a closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The following discussion summarizes the principal risks associated with investing in the Fund, which includes the risk that you could lose some or all of your investment in the Fund. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review.
CDX Risk. CDX is an equally-weighted index of credit default swaps that is designed to track a representative segment of the credit default swap market (e.g., high yield). A credit default swap is a financial derivative that allows an investor to swap or offset their credit risk with that of another investor. CDX provides exposure to a basket of underlying credit default swaps in lieu of buying or selling credit default swaps on individual debt securities. The CDX investments in which the Fund will invest are cleared on an exchange. Regardless of whether the Fund buys or sells CDX credit protection, such investments can result in gains or losses that may exceed gains or losses the Fund would have incurred investing directly in high yield debt securities, which may impact the Fund’s net asset value. It is also possible that returns from CDX investments may not correlate with returns of the broader high yield credit market. There are additional costs associated with investing in CDX, including the payment of premiums when the Fund is a buyer of CDX credit protection. When the Fund sells CDX credit protection, it assumes additional credit risk. Investment exposure to CDX credit protection is subject to the risks of the underlying credit default swap obligations, which include general market risk, liquidity risk, credit risk and counterparty risk. Counterparty risk may be mitigated somewhat compared to buying or selling credit protection using individual credit default swaps because CDX investments are cleared on an exchange.
Consumer Discretionary Companies Risk. Consumer discretionary companies, such as retailers, media companies and consumer services companies, provide non-essential goods and services. These companies manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.
Corporate Debt Obligations Risk. The market value of corporate debt obligations generally may be expected to rise and fall inversely with interest rates. The market value of corporate debt obligations also may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the marketplace, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. There is a risk that the issuers of corporate debt may not be able to meet their obligations on interest and/or principal payments at the time called for by an instrument.
Credit Agency Risk. Credit ratings are determined by credit rating agencies and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund or such credit rating agency’s ability to evaluate creditworthiness and, as a result, may adversely affect those securities’ perceived or actual credit risk.
Credit and Below-Investment Grade Securities Risk. Credit risk is the risk that the issuer or other obligated party of a debt security in the Fund’s portfolio will fail to pay, or it is perceived that it will fail to pay, dividends or interest and/or repay principal, when due. Below-investment grade instruments, including instruments that are not rated but judged to be of comparable quality, are commonly

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November 30, 2024 (Unaudited)
referred to as high yield securities or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal and are more susceptible to default or decline in market value than investment grade securities due to adverse economic and business developments. High yield securities are often unsecured and subordinated to other creditors of the issuer. The market values for high yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, an investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make dividend, interest and/or principal payments; (iv) negative perception of the high yield market which may depress the price and liquidity of high yield securities; (v) volatility; and (vi) liquidity.

Credit Default Swaps Risk. Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to liquidity risk, counterparty risk and credit risks. With respect to a reference obligation, a buyer will lose its investment and recover nothing should no event of default occur. For a seller, if an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value. When the Fund acts as a seller of a credit default swap agreement, it is exposed to the risks of leverage since if an event of default occurs with respect to a reference obligation, the seller must pay the buyer the full notional value of the reference obligation.
Current Market Conditions Risk. Current market conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market conditions. As a means to fight inflation, which remains at elevated levels, the Federal Reserve and certain foreign central banks have raised interest rates and expect to continue to do so, and the Federal Reserve has announced that it intends to reverse previously implemented quantitative easing. U.S. regulators have proposed several changes to market and issuer regulations which would directly impact the Fund, and any regulatory changes could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. Additionally, challenges in commercial real estate markets, including rising interest rates, declining valuations and increasing vacancies, could have a broader impact on financial markets. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations. The change in administration resulting from the 2024 United States national elections could result in significant impacts to international trade relations, tax and immigration policies, and other aspects of the national and international political and financial landscape, which could affect, among other things, inflation and the securities markets generally. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Iran, Hamas and other militant groups in the Middle East, have caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, the Middle East and the United States. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments as well as Fund performance and liquidity. The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down. A future public health crisis and the ensuing policies enacted by governments and central banks may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. As the COVID-19 global pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. Additionally, cyber security breaches of both government and non-government entities could have negative impacts on infrastructure and the ability of such entities, including the Fund, to operate properly. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.
Cyber Security Risk. The Fund is susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In

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November 30, 2024 (Unaudited)
addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent or custodian, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future.

Defaulted and Distressed Securities Risk. The Fund may invest in securities that may be in default or distressed—i.e., securities of companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings. Distressed securities present a substantial risk of future default which may cause the Fund to incur losses, including additional expenses, to the extent it is required to seek recovery upon a default in the payment of principal or interest on those securities. The Fund also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by the defaulted or distressed securities will eventually be satisfied.
In addition, the Fund may invest in loans of borrowers that are experiencing, or are likely to experience, financial difficulty. These loans are subject to greater credit and liquidity risks than other types of loans. In addition, the Fund can invest in loans of borrowers that have filed for bankruptcy protection or that have had involuntary bankruptcy petitions filed against them by creditors. A bankruptcy proceeding or other court proceeding could delay or limit the ability of the Fund to collect the principal and interest payments on that borrower’s loans or adversely affect the Fund’s rights in collateral relating to a loan.
Earnings Risk. The Fund’s limited term may cause it to invest in lower yielding securities or hold the proceeds of securities sold near the end of its term in cash or cash equivalents, which may adversely affect the performance of the Fund or the Fund’s ability to maintain its dividend.
Emerging Markets Risk. Investing in emerging market countries, as compared to foreign developed markets, involves substantial additional risk due to more limited information about the issuer and/or the security (including limited financial and accounting information); higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets; the possibility of currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and the risk of expropriation, nationalization or other adverse political or economic developments.
Emerging market countries may lack the social, political and economic stability and characteristics of more developed countries, and their political and economic structures may undergo unpredictable, significant and rapid changes from time to time, any of which could adversely impact the value of investments in emerging markets as well as the availability of additional investments in such markets. The securities markets of emerging market countries may be substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States and other developed nations. The limited size of these securities markets and the limited trading volume of securities issued by emerging market issuers could cause prices to be erratic and investments in emerging markets can become illiquid. As a result of the foregoing risks, it may be difficult to assess the value or prospects of an investment in such securities.
Europe Risk. The Fund is subject to certain risks associated specifically with investments in securities of European issuers, in addition to the risks associated with investments in non-U.S. securities generally. Political or economic disruptions in European countries, even in countries in which the Fund is not invested, may adversely affect security values and thus the Fund’s holdings. A significant number of countries in Europe are member states in the European Union (“EU”), and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank. In a 2016 referendum, the United Kingdom elected to withdraw from the EU (“Brexit”). After years of negotiations between the United Kingdom and the EU, a withdrawal agreement was reached whereby the United Kingdom formally left the EU. As the second largest economy among EU members, the implications of the United Kingdom’s withdrawal are difficult to gauge and cannot be fully known. Trade between the United Kingdom and the EU is highly integrated through supply chains and trade in services, as well as through multinational companies. The United Kingdom’s departure may negatively impact the EU and Europe as a whole by causing volatility within the EU, triggering prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU (thereby perpetuating political instability in the region).
Foreign Currency Risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the value of the Fund’s investments. Currency exchange rates fluctuate significantly for many reasons, including changes in supply and demand in the currency exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks, or supranational agencies such as the International Monetary Fund, and currency controls or other political and economic developments in the U.S. or abroad.

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Health Care Companies Risk. Through the Fund’s investments in senior loans, the Fund may be significantly exposed to companies in the health care sector.  Health care companies are involved in medical services or health care, including biotechnology research and production, drugs and pharmaceuticals and health care facilities and services. These companies are subject to extensive competition, generic drug sales or the loss of patent protection, product liability litigation and increased government regulation. Research and development costs of bringing new drugs to market are substantial, and there is no guarantee that the product will ever come to market. Health care facility operators may be affected by the demand for services, efforts by government or insurers to limit rates, restriction of government financial assistance and competition from other providers.

Illiquid Securities Risk. The Fund invests a substantial portion of its assets in lower-quality debt issued by companies that are highly leveraged. Lower-quality debt tends to be less liquid than higher-quality debt. Moreover, smaller debt issues tend to be less liquid than larger debt issues. Although the resale or secondary market for senior loans is growing, it is currently limited. There is no organized exchange or board of trade on which senior loans are traded. Instead, the secondary market for senior loans is an unregulated inter-dealer or inter-bank resale market. In addition, senior loans in which the Fund invests may require the consent of the borrower and/or agent prior to the settlement of the sale or assignment. These consent requirements can delay or impede the Fund’s ability to settle the sale of senior loans. Depending on market conditions, the Fund may have difficulty disposing its senior loans, which may adversely impact its ability to obtain cash to repay debt, to pay dividends, to pay expenses or to take advantage of new investment opportunities.
Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid securities are also more difficult to value, especially in challenging markets.
Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline. This risk is more prevalent with respect to debt securities. Inflation creates uncertainty over the future real value (after inflation) of an investment. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund investors.
Information Technology Companies Risk. Information technology companies produce and provide hardware, software and information technology systems and services.  Information technology companies are generally subject to the following risks: rapidly changing technologies and existing product obsolescence; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions and new market entrants.  Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel.  Information technology company stocks, particularly those involved with the internet, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.  In addition, information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs.  Information technology companies also face competition for services of qualified personnel and heavily rely on patents and intellectual property rights and the ability to enforce such rights to maintain a competitive advantage.
Interest Rate Risk. The yield on the Fund’s common shares may rise or fall as market interest rates rise and fall, as senior loans pay interest at rates which float in response to changes in market rates. Changes in prevailing interest rates can be expected to cause some fluctuation in the Fund’s net asset value. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Fund’s net asset value.
Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: (i) the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; (ii) the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; (iii) in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and (iv) when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor will be higher than if the Fund did not use leverage.
Limited Term Risk. Because the assets of the Fund will be liquidated in connection with the Fund’s termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which

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November 30, 2024 (Unaudited)
may cause the Fund to lose money. In particular, the Fund’s portfolio may still have significant remaining average maturity and duration, and large exposures to lower-quality credits, as the termination date approaches, and if interest rates are high (and the value of lower-quality fixed-income securities consequently low) at the time the Fund needs to liquidate its assets in connection with the termination, the losses due to portfolio liquidation may be significant. Moreover, as the Fund approaches the termination date, its portfolio composition may change as more of its portfolio holdings are called or sold, which may cause the returns to decrease and the NAV of the Common Shares to fall. Rather than reinvesting the proceeds of matured, called or sold securities, the Fund may distribute the proceeds in one or more liquidating distributions prior to the final liquidation, which may cause fixed expenses to increase when expressed as a percentage of assets under management, or the Fund may invest the proceeds in lower yielding securities or hold the proceeds in cash, which may adversely affect its performance. Because the Fund will invest in below investment grade securities, it may be exposed to the greater potential for an issuer of its securities to default, as compared to a fund that invests solely in investment grade securities. As a result, should a Fund portfolio holding default, this may significantly reduce net investment income and, therefore, Common Share dividends, and also may prevent or inhibit the Fund from fully being able to liquidate its portfolio at or prior to the termination date. When terminated, the Fund’s final distribution will be based upon its NAV at the end of the term and investors in the Fund may receive more or less than their original investment.

Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.
Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.
Market Risk. Investments held by the Fund, as well as shares of the Fund itself, are subject to market fluctuations caused by real or perceived adverse economic conditions, political events, regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares, the liquidity of an investment, and result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value, the bid/ask spread on the Fund’s shares may widen and the returns on investment may fluctuate.
Non-U.S. Securities Risk. The Fund may invest a portion of its assets in securities of non-U.S. issuers. Investing in securities of non-U.S. issuers, which are generally denominated in non-U.S. currencies, may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund’s return. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region or in emerging markets.
Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Potential Conflicts of Interest Risk. First Trust and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust currently manages and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objective and strategies as the Fund. In addition, while the Fund is using leverage, the

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November 30, 2024 (Unaudited)
amount of the fees paid to First Trust for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust has a financial incentive to leverage the Fund.

Prepayment Risk. Loans and corporate bonds are subject to prepayment risk. Prepayment risk is the risk that the borrower on a loan or issuer of a bond will repay principal (in part or in whole) prior to the scheduled maturity date. The degree to which such repayment occurs may be affected by general business conditions, interest rates, the financial condition of the borrower or issuer and competitive conditions among investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced which, in turn, may result in a decline in distributions to common shareholders. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan or bond.
Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called instruments at market interest rates that are below the Fund’s portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, level of distributions or the overall return of the Fund.
Second Lien Loan Risk. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets. Second lien loans are typically secured by a second priority security interest or lien on specified collateral securing the borrower’s obligation under the interest. Because second lien loans are second to first lien loans, they present a greater degree of investment risk. Specifically, these loans are subject to the additional risk that the cash flow of the borrower and property securing the loan may be insufficient to meet scheduled payments after giving effect to those loans with a higher priority. In addition, loans that have a lower than first lien priority on collateral of the borrower generally have greater price volatility than those loans with a higher priority and may be less liquid.
Senior Loan Risk. The Fund invests in senior loans and therefore is subject to the risks associated therewith.  Investments in senior loans are subject to the same risks as investments in other types of debt securities, including credit risk, interest rate risk, liquidity risk and valuation risk (which may be heightened because of the limited public information available regarding senior loans and because loan borrowers may be leveraged and tend to be more adversely affected by changes in market or economic conditions).  Further, no active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a senior loan and which may make it difficult to value senior loans.  Senior loans may not be considered “securities” and the Fund may not be entitled to rely on the anti-fraud protections of the federal securities laws.

In the event a borrower fails to pay scheduled interest or principal payments on a senior loan held by the Fund, the Fund will experience a reduction in its income and a decline in the value of the senior loan, which will likely reduce dividends and lead to a decline in the net asset value of the Fund’s common shares. If the Fund acquires a senior loan from another lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that lender. Although senior loans may be secured by specific collateral, the value of the collateral may not equal the Fund’s investment when the senior loan is acquired or may decline below the principal amount of the senior loan subsequent to the Fund’s investment. Also, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, and/or may lose all or substantially all of its value, causing the senior loan to be under collateralized. Therefore, the liquidation of the collateral underlying a senior loan may not satisfy the issuer’s obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated. The senior loan market has seen a significant increase in loans with weaker lender protections including, but not limited to, limited financial maintenance covenants or, in some cases, no financial maintenance covenants (i.e., “covenant-lite loans”) that would typically be included in a traditional loan agreement and general weakening of other restrictive covenants applicable to the borrower such as limitations on incurrence of additional debt, restrictions on payments of junior debt or restrictions on dividends and distributions. Weaker lender protections such as the absence of financial maintenance covenants in a loan agreement and the inclusion of “borrower-favorable” terms may impact recovery values and/or trading levels of senior loans in the future. The absence of financial maintenance covenants in a loan agreement generally means that the lender may not be able to declare a default if financial performance deteriorates. This may hinder the Fund’s ability to reprice credit risk associated with a particular borrower and reduce the Fund’s ability to restructure a problematic loan and mitigate potential loss. As a result, the Fund’s exposure to losses on investments in senior loans may be increased, especially during a downturn in the credit cycle or changes in market or economic conditions.
Valuation Risk. The valuation of senior loans may carry more risk than that of common stock. Market quotations may not be readily available for some senior loans and securities in which the Fund invests and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in the valuation of senior loans and certain other securities than

Additional Information (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
November 30, 2024 (Unaudited)
for securities with a secondary market, because there is less reliable objective data available.  These difficulties may lead to inaccurate asset pricing.

NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE
Investment Management Agreement
Board Considerations Regarding Approval of the Continuation of the Investment Management Agreement
The Board of Trustees of First Trust High Yield Opportunities 2027 Term Fund (the “Fund”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) between the Fund and First Trust Advisors L.P. (the “Advisor”). The Board approved the continuation of the Agreement for a one-year period ending June 30, 2025 at a meeting held on June 2–3, 2024.  The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements.  At meetings held on April 16, 2024, April 25, 2024 and June 2–3, 2024, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor; and information on the Advisor’s compliance program.  The Board reviewed initial materials with the Advisor at the meeting held on April 25, 2024, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor.  Following the April 25, 2024 meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 2–3, 2024 meeting, as well as at the June meeting.  The Board applied its business judgment to determine whether the arrangement between the Fund and the Advisor continues to be a reasonable business arrangement from the Fund’s perspective.  The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement.  The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund.
In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement.  The Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services.  The Board noted that the Advisor’s Leveraged Finance Investment Team is responsible for the day-to-day management of the Fund’s investments.  The Board considered the background and experience of the members of the Leveraged Finance Investment Team and noted the Board’s prior meetings with members of the Team.  The Board considered the Advisor’s statement that it applies the same oversight model internally with its Leveraged Finance Investment Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review.  In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions.  The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund.  Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 25, 2024 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex.  In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to

Additional Information (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
November 30, 2024 (Unaudited)
the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objective, policies and restrictions.
The Board considered the advisory fee rate payable under the Agreement for the services provided.  The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund and non-fund clients, as applicable.  With respect to the Expense Group, the Board discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating a relevant peer group for the Fund, including that (i) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult; and (ii) none of the peer funds are term funds.  The Board took these limitations into account in considering the peer data.  Based on the information provided, the Board noted that the contractual advisory fee rate payable by the Fund, based on average managed assets, was above the median contractual advisory fee of the peer funds in the Expense Group.  With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability.  In considering the advisory fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund.  The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund.  The Board determined that this process continues to be effective for reviewing the Fund’s performance.  The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2023 to the performance of the funds in the Performance Universe and to that of a benchmark index.  In reviewing the Fund’s performance as compared to the performance of the Performance Universe, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund.  Based on the information provided on net asset value performance, the Board noted that the Fund underperformed the Performance Universe median and the benchmark index for the one- and three-year periods ended December 31, 2023.  In addition, the Board considered information provided by the Advisor on the impact of leverage on the Fund’s returns.  The Board also received information on the Fund’s annual distribution rate as of December 31, 2023 and the Fund’s average trading discount for various periods and comparable information for a peer group.
On the basis of all the information provided on the fees, expenses and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the advisory fee continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund at current asset levels and whether the Fund may benefit from any economies of scale.  The Board noted the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff.  The Board concluded that due to the Fund’s closed-end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered.  The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2023 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period.  The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable.  In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund, including the Advisor’s compensation for fund reporting services pursuant to a separate Fund Reporting Services Agreement.  The Board also noted that the Advisor does not utilize soft dollars in connection with the Fund.  The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund.  No single factor was determinative in the Board’s analysis.

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR,
FUND ACCOUNTANT, AND
CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
TRANSFER AGENT
Computershare, Inc.
P.O. Box 43006
Providence, RI 02940
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

(b) Not applicable.

Item 2. Code of Ethics.

First Trust High Yield Opportunities 2027 Term Fund (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”). During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the currently effective Code of Ethics will be filed with the Registrant’s annual Form N-CSR.

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual reports on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Not applicable to semi-annual reports on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to semi-annual reports on Form N-CSR.
(b)	Not applicable to the Registrant.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included in the Registrant’s Semi-annual Report, which is included as Item 1 of this Form N-CSR.
(b)	Not applicable to the Registrant.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable to the Registrant.
(b)	Not applicable to the Registrant.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

Not applicable to the Registrant.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

This statement is included in the Registrant’s Semi-annual Report filed under Item 1 of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual reports on Form N-CSR.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to semi-annual reports on Form N-CSR.
(b)	There have been no changes, as of the date of filing, in any of the Portfolio Managers identified in response to paragraph (a)(1) of this item in the Registrant’s most recent annual report on Form N-CSR.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No reportable purchases for the period covered by this report.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s board of directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	The Registrant did not engage in any securities lending activity during its most recent fiscal year.

(b)	The Registrant did not engage in any securities lending activity and no services were provided by the securities lending agent to the Registrant during its most recent fiscal year.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable to the Registrant.

(b)	Not applicable to the Registrant.

Item 19. Exhibits.

(a)(1)	Not applicable to the Registrant.

(a)(2)	Not applicable to the Registrant.

(a)(3)	The certifications required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	Not applicable to the Registrant.

(a)(5)	Not applicable to the Registrant.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Trust High Yield Opportunities 2027 Target Term Fund
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	January 30, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	January 30, 2025
By (Signature and Title)*	/s/ Derek D. Maltbie
Derek D. Maltbie, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	January 30, 2025

* Print the name and title of each signing officer under his or her signature.